Exhibit 24.1
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS:
     That the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty and J. D. Garraux, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock pursuant to the United States Steel Corporation Savings Fund Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
     IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February, 2008.
/s/ J. Gary Cooper

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS:
     That the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty and J. D. Garraux, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock pursuant to the United States Steel Corporation Savings Fund Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
     IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February, 2008.
/s/ Robert J. Darnall

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS:
     That the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty and J. D. Garraux, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock pursuant to the United States Steel Corporation Savings Fund Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
     IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February, 2008.
/s/ John G. Drosdick

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS:
     That the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty and J. D. Garraux, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock pursuant to the United States Steel Corporation Savings Fund Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
     IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of March, 2008.
/s/ Richard A. Gephardt

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS:
     That the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty and J. D. Garraux, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock pursuant to the United States Steel Corporation Savings Fund Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of February, 2008.
/s/ Charles R. Lee

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS:
     That the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty and J. D. Garraux, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock pursuant to the United States Steel Corporation Savings Fund Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
     IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February, 2008.
/s/ Jeffrey M. Lipton

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS:
     That the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty and J. D. Garraux, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock pursuant to the United States Steel Corporation Savings Fund Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
     IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February, 2008.
/s/ Frank J. Lucchino

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS:
     That the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty and J. D. Garraux, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock pursuant to the United States Steel Corporation Savings Fund Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
     IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February, 2008.
/s/ Glenda G. McNeal

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS:
     That the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty and J. D. Garraux, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock pursuant to the United States Steel Corporation Savings Fund Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2008.
/s/ Seth E. Schofield

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS:
     That the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty and J. D. Garraux, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by United States Steel Corporation with the Securities and Exchange Commission in connection with the issuance of additional United States Steel Corporation Common Stock pursuant to the United States Steel Corporation Savings Fund Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations thereunder.
     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of February, 2008.
/s/ Patricia A. Tracey